UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)
November 1, 2019

World Financial Network Credit Card Master Note Trust
(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Numbers of Issuing Entity: 333-166240-01, 333-189182-01 and 333-208463
Central Index Key Number of Issuing Entity: 0001282663

World Financial Network Credit Card Master Trust
(Exact Name of Issuer of Collateral Certificate as Specified in its Charter)

Commission File Numbers of Issuer of the Collateral Certificate: 333-166240-02, 333-189182-02 and 333-208463-02
Central Index Key Number of Issuer of the Collateral Certificate: 0001140096

WFN Credit Company, LLC
(Exact Name of Depositor/Registrant as Specified in its Charter)

Commission File Numbers of Depositor: 333-166240, 333-189182 and 333-208463-01
Central Index Key Number of Depositor: 0001139552

Comenity Bank
(Exact Name of Sponsor as Specified in its Charter)

Central Index Key Number of Sponsor: 0001007254

Delaware
(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

31-1772814 (I.R.S. Employer Identification No. of Registrant)

3075 Loyalty Circle, Columbus, Ohio	43219
(Address of Principal Executive Offices of Registrant)	(Zip Code)

(614) 729-5044
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01. Entry into a Material Definitive Agreement
Comenity Bank and Comenity Servicing LLC entered into (1) First Addendum to Appendix A of Third Amended and Restated Service Agreement on September 19, 2019 and (2) Second Addendum to Appendix A of Third Amended and Restated Service Agreement on October 16, 2019, each of which is an addendum to the Third Amended and Restated Service Agreement, by and between Comenity Bank and Comenity Servicing LLC, which was filed pursuant to Form 8-K on April 23, 2019.  A copy of First Addendum to Appendix A of Third Amended and Restated Service Agreement is filed with this Form 8-K as Exhibit 99.1 and a copy of Second Addendum to Appendix A of Third Amended and Restated Service Agreement is filed with this Form 8-K as Exhibit 99.2.
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.
Exhibit No.	Document Description
Exhibit 99.1	First Addendum to Appendix A of Third Amended and Restated Service Agreement
Exhibit 99.2	Second Addendum to Appendix A of Third Amended and Restated Service Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFN CREDIT COMPANY, LLC as depositor

By: /s/ Michael Blackham
Name: Michael Blackham
Title: Treasurer

Dated:  November 1, 2019